UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887		77-0396307
(Commission File Number)		(IRS Employer Identification No.)

	1060 East Arques Ave., Sunnyvale, CA	94085
	(Address of principal executive offices)	(Zip Code)

(408) 616-4000
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    OTHER EVENTS

On the evening of January 25, 2005, the Company’s management received a copy of a written order of the Securities and Exchange Commission indicating that the Staff of the SEC’s Division of Enforcement is conducting an investigation into trading of the Company’s securities by unidentified persons.  The order does not identify either the Company or any Company personnel as subjects of the investigation. The Company intends to cooperate with the investigation, and does not believe that the investigation is related to the Company’s recent changes in its management and board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005		SILICON IMAGE, INC.

	By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer